Supplement dated November 14, 2022
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund:
Fund	Prospectus and SAI Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2022
Effective immediately, the portfolio manager information for AQR Capital Management, LLC under the caption "Fund Management” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
Lars Nielsen	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2021
The rest of the section remains the same.
Effective immediately, the portfolio manager information for AQR Capital Management, LLC under the caption "Primary Service Provider Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
Lars Nielsen	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2021
Mr. Brooks is a Principal of AQR. Mr. Brooks joined AQR in 2009 and currently serves as the Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D. in economics from New York University.
Mr. Fader is a Managing Director of AQR. Mr. Fader joined AQR in 2014 and currently serves as a portfolio manager for the Global Macro strategy and a member of the discretionary macro research team. He earned a B.S. in applied mathematics-economics from Brown University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and is a portfolio manager and a member of the firm’s Executive Committee. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
Mr. Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and is Head of the Macro and Multi-Strategy team. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
The rest of the section remains the same.
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for Columbia Multi Strategy Alternatives Fund is hereby amended to remove reference to Ashwin Thapar as an AQR portfolio manager.
Shareholders should retain this Supplement for future reference.
SUP259_05_011_(11/22)